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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 11, 2007



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 Departure of Directors or Certain Officers; Election of
          Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Item 5.02 (b)

On December 11, 2007, the Executive Compensation and Development Committee of the Board of Directors of Eastman Kodak Company (the "Company") approved a three to six month extension of James T. Langley's leaving date in order to complete his work on several special projects. The Company previously announced on September 24, 2007, that Mr. Langley, formerly President, Graphics Communications Group (GCG), would be leaving the Company at the end of this year.










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                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY


                                             By: /s/ Robert L. Berman
                                             -------------------------
                                                  Robert L. Berman
                                             Chief Human Resources Officer
                                              and Senior Vice President

Date:  December 14, 2007